Exhibit 10.04(d)

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF A TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

February 1, 2022

Re: Letter Agreement Regarding Second Amended and Restated Gas Gathering and Compression Agreement

Dear Customer:

This letter agreement (this “Agreement”), is entered into by and between Rice Drilling D LLC, a Delaware limited liability company (“Producer”), and Rice Olympus Midstream LLC, now known as EQM Olympus Midstream LLC, a Delaware limited liability company (“Gatherer”), as of the date set forth above. Each of Producer and Gatherer may be referred to herein as a “Party”, and collectively as the “Parties”. Reference is made to that certain Second Amended and Restated Gas Gathering and Compression Agreement dated as of March 31, 2017 (as amended, the “GGA”), by and between Producer and Gatherer. Capitalized terms used but not defined herein shall have the meanings given to them in the GGA.

The Parties desire to set forth herein, among other things, the adjustment of Maximum Daily Quantity under the GGA for the Contract Year commencing as of February 1, 2022.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.    Adjustment of Maximum Daily Quantity. Pursuant to Section 3.4 of the GGA, the Parties hereby acknowledge and agree that the aggregate Maximum Daily Quantity for each System Segment for the Contract Year commencing as of February 1, 2022, shall be [***] Dth/Day, which shall be distributed to and among the Delivery Points as set forth on Exhibit A attached hereto and incorporated herein.

2.    Leach Xpress Deficiency Fee. Notwithstanding anything in the GGA or this Agreement to the contrary (including, without limitation, the distribution of Maximum Daily Quantity as set forth on Exhibit A of this Agreement), the Parties hereby agree that solely for purposes of calculating the Leach Xpress Deficiency Fee as set forth in Section 5.1(c) of the GGA, the Maximum Daily Quantity allocated to the Leach Xpress Delivery Point as set forth in Section 5.1(c)(i)(A) of the GGA shall be deemed to be [***] Dth.

3.    Entire Agreement. This Agreement supersedes and replaces all prior agreements, oral, and written between the Parties with respect to the subject matter hereof

4.    Miscellaneous. This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. This Agreement may be executed in any number of counterparts, including by electronic signature, each of which shall be considered an original for all purposes, and all of which, when taken together, shall constitute one and the same instrument. Signatures delivered by facsimile or other electronic means shall have the same force and effect as originals. The Parties hereby ratify and confirm the GGA, as amended hereby. Except as expressly provided herein, the provisions of the GGA shall remain in full force and effect in accordance with their respective terms following the execution of this Agreement. In the event of any conflict or inconsistencies between this Agreement and the GGA, the terms and conditions of this Agreement shall prevail. This

Agreement shall be binding on and inure to the benefit of the Parties and their respective successors and assigns. Each provision of this Agreement shall be construed as though all Parties participated equally in the drafting of the same. Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable to this Agreement.

Each Party represents and warrants that it has the full authority and power to enter into this Agreement and the person signing on behalf of each such Party is duly authorized to do so.

[Signatures follow.]

IN WITNESS WHEREOF, the Parties, intending to be legally bound hereby, have executed this Agreement to be effective as of the date first set forth above.

EQM OLYMPUS MIDSTREAM LLC

By:     /s/ John M. Quinn
Name:     John M. Quinn
Title:     VP Business Development & Commercial Services
Date:     2/8/2022

RICE DRILLING D LLC

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     VP Ops Planning
Date:     2/4/2022

Exhibit A
Maximum Daily Quantity and Allocation to Delivery Points
(for Contract Year commencing as of February 1, 2022)
[***]

Exhibit A to Letter Agreement